UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 10, 2005

UICI

(Exact name of registrant as specified in its charter)

Delaware	001-14953	75-2044750

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9151 Grapevine Highway, North Richland Hills, Texas		76180

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 255-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4e under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

      On March 10, 2005, the Company issued a press release announcing that UICI intends to cooperate fully with the Office of the Insurance Commissioner of the State of Washington, which issued a cease and desist order on March 8 that prohibits The MEGA Life and Health Insurance Company (a subsidiary of UICI) from selling a previously approved health insurance product to consumers in the State of Washington. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

99.1	—	Press release issued by the Company on March 10, 2005 announcing that UICI intends to cooperate fully with the Office of the Insurance Commissioner of the State of Washington.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UICI

(Registrant)

Date: March 11, 2005	By	/s/ Mark D. Hauptman

Mark D. Hauptman
Vice President and Chief
Financial Officer

Exhibit Index

Exhibit
Number		Description
99.1	—	Press release issued by the Company on March 10, 2005 announcing that UICI intends to cooperate fully with the Office of the Insurance Commissioner of the State of Washington.